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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of Earliest Event Reported) OCTOBER 25, 2004

                             THE ROUSE COMPANY
           (Exact Name of Registrant as Specified in its Charter)

                                  MARYLAND
               (State or Other Jurisdiction of Incorporation)

                    001-11543                         52-0735512
            (Commission File Number)               (I.R.S. Employer
                                                Identification Number)

         10275 LITTLE PATUXENT PARKWAY                       21044-3456
               COLUMBIA, MARYLAND                            (Zip Code)
    (Address of Principal Executive Offices)

                               (410) 992-6000
             Registrant's telephone number, including area code

                               Not Applicable
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                (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS.

     On October 25, 2004, General Growth Properties, Inc. ("GGP") filed with the Securities and Exchange Commission ("SEC") pursuant to Rule 424(b) under the Securities Act of 1933, as amended, a prospectus supplement, dated October 25, 2004 to its Prospectus dated February 26, 2002, pursuant to which GGP will conduct a warrants offering to all holders of record of GGP common stock and all holders of record of common and convertible preferred units of limited partnership interest in GGP Limited Partnership. The warrants offering is being conducted in connection with the pending merger between The Rouse Company ("Rouse") and a subsidiary of GGP.

     The consolidated financial statements of Rouse as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, and that are incorporated by reference into GGP's prospectus supplement and related registration statement, were originally audited by KPMG LLP. As of the date of GGP's prospectus supplement, KPMG LLP's audit report to those financial statements is not incorporated by reference in GGP's prospectus supplement or the registration statement. Adjustments or modifications to these financial statements are required to reclassify the operations of certain properties sold in 2004 to discontinued operations, and may be required for other matters, including the potential effects of matters being considered with the Internal Revenue Service as described in Rouse's definitive Proxy Statement filed with the Securities and Exchange Commission on October 12, 2004 under the headings "The Merger Agreement-- Dividend Adjustment" and "The Merger Agreement - Conditions to the Merger." Until any such adjustments or modifications have been made and the Internal Revenue Service process relating to Rouse's satisfaction of the REIT tax requirements described above has been completed, KPMG LLP's audit report related to Rouse's consolidated financial statements referred to above will not be incorporated by reference into GGP's prospectus supplement or the registration statement. Once this process has been completed, Rouse expects to file its revised financial statements and KPMG LLP's audit report on Form 8-K.

     This current report on Form 8-K includes forward-looking statements, which reflect Rouse's current view with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical or anticipated results. The words "will," "plan," "believe," "expect," "anticipate," "should," "target," "intend," and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Rouse Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, including real estate investment risks, development risks and changes in the economic climate, see Exhibit 99.1 of The Rouse Company's Form 10-Q for the quarter ended June 30, 2004.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: October 25, 2004

                                          THE ROUSE COMPANY


                                          By: /s/ Melanie M. Lundquist
                                              ----------------------------
                                              Melanie M. Lundquist
                                              Senior Vice President and
                                               Corporate Controller